SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

L-3 COMMUNICATIONS HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 30, 2013.

L-3 COMMUNICATIONS HOLDINGS, INC.		Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 1, 2013
Date: April 30, 2013 Time: 2:30 p.m., EDT
	Location:	The Ritz-Carlton New York
Battery Park Two West Street
New York, NY 10004
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT SUMMARY ANNUAL REPORT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting Items
The Board of Directors recommends you vote FOR the
following proposals:

1.         Election of Directors

  Nominees:

1a.      Claude R. Canizares

1b.      Thomas A. Corcoran

1c.      Lloyd W. Newton

1d.      Vincent Pagano, Jr.

1e.      Alan H. Washkowitz

2.         Approval of the amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan.

3.         Approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to provide for phased-in board declassification.

4.       Approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to remove certain supermajority provisions.

5.       Approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to permit shareholders to take action by written consent.

6.       Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

7.       Advisory Vote on Executive Compensation: To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

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